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                                                                    Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of Biospherics Incorporated of our report dated March 24, 1999 relating to the financial statements, which appears in Biospherics Incorporated's Annual Report on Form 10-KSB for the year ended December 31, 1998. We also consent to the reference to us under the heading "Experts" in such Registration Statement.






                                          PricewaterhouseCoopers LLP



Baltimore, Maryland
May 28, 1999



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